================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 Roberds, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                 [ROBERDS LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 30, 1999


                                                                  March 24, 1999


To the Shareholders of
Roberds, Inc.:

         The annual meeting of the shareholders of Roberds, Inc. will be held at the Dayton Marriott Hotel, 1414 South Patterson Boulevard, Dayton, Ohio 45409 on April 30, 1999 at 11:00 a.m., Eastern Daylight Savings Time, for the following purposes:

         1. To elect three Directors, each to hold office for a two-year term and until their respective successors are elected and qualified.

         2. To consider a proposal to amend the Company's 1993 Stock Incentive Plan to increase the number of shares subject to the Plan.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Holders of Common Shares of record at the close of business on March 12, 1999 will be entitled to vote at the meeting.


                              By Order of the Board of Directors,



                              /s/ Robert M. Wilson
                              --------------------------------------
                                  ROBERT M. WILSON, Secretary

                                TABLE OF CONTENTS




GENERAL INFORMATION..............................................................1


ELECTION OF DIRECTORS............................................................2


BUSINESS EXPERIENCE OF DIRECTORS AND NOMINEES....................................3


EXECUTIVE COMPENSATION...........................................................5


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION...................8


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................11


PERFORMANCE COMPARISON..........................................................13


PROPOSAL TO AMEND THE 1993 STOCK INCENTIVE PLAN.................................14


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..................19


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.........................20


INDEPENDENT AUDITORS............................................................20


SHAREHOLDER PROPOSALS...........................................................21


OTHER MATTERS...................................................................21

                                  ROBERDS, INC.
                            1100 East Central Avenue
                             Dayton, Ohio 45449-1888



                                 PROXY STATEMENT


                                                                  March 24, 1999

                               GENERAL INFORMATION


         The Proxy enclosed with this Proxy Statement is solicited by the Board of Directors of Roberds, Inc. ("Company" and "Roberds"). When the Proxy is properly executed and returned, the shares of the Company represented by the Proxy will be voted at the 1999 annual meeting of shareholders as directed on the Proxy, or if no direction is given on the Proxy, the shares will be voted for the election of the nominees listed in this Proxy Statement, and for the approval of the amendment to the Roberds, Inc. 1993 Stock Incentive Plan, described more fully below. A shareholder may revoke a Proxy by giving notice to the Company at the meeting or, in writing, at any time before its exercise. A revocation will not affect any vote taken prior to the revocation. The presence of a shareholder at the annual meeting does not by itself revoke a Proxy. The approximate date on which the Proxy Statement and Proxy will first be sent to shareholders is March 24, 1999.

         The cost of solicitation of proxies in the enclosed form will be borne by the Company. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to their principals, and the Company may reimburse them for their expenses in so doing. Officers, employees and agents of the Company also may request the return of proxies in person or by telephone, facsimile transmission, telegram or other electronic communication.

         The holders of record of the Company's Common Shares at the close of business on March 12, 1999 ("Record Date") will be entitled to vote at the meeting. At the Record Date, there were 6,159,311 Common Shares outstanding and entitled to vote at the meeting, each share being entitled to one vote. The presence, in person or by proxy, of persons entitled to vote a majority of the Common Shares outstanding at the Record Date constitutes a quorum for the conduct of all business to be considered at the annual meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. Such inspectors also will treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the annual meeting. Nominees for election as Directors receiving the greatest number of votes will be elected as Directors. Votes that are withheld or broker non-votes in respect of the election of Directors will not be counted in determining the outcome of the election. All other questions and matters brought before the annual meeting will be, unless otherwise provided by law or by the Articles of Incorporation of the Company, decided by the vote of the holders of a majority of the shares entitled to vote thereon present in person or by proxy at the annual meeting. In voting for such other proposals, votes may be cast in favor, against, or abstained. Abstentions will count as present for purposes of the items on which the abstention is noted and will have the effect of a vote against. The inspectors of election will not count broker non-votes as present for purposes of determining whether a proposal has been approved, and broker non-votes will have no effect on the outcome of any such proposal.

                              ELECTION OF DIRECTORS


         The Company's Amended and Restated Code of Regulations ("Regulations") fixes the number of Directors at seven but authorizes the Board of Directors to increase or decrease the number of Directors by not more than two. The Regulations authorize the Board of Directors to fill any vacancies by the affirmative vote of a majority of the Directors then in office.

         Mr. C.E. Gunter became a Director in November 1994. At the Board's meeting on February 16, 1999, the Board accepted his resignation from the Board, effective at the conclusion of the meeting, due to family health reasons. The Board then voted to reduce the number of Directors from eight to seven, as permitted under the Regulations. At the same time, the Board appointed Mr. Melvin H. Baskin to fill the unexpired term of Mr. Kenneth W. Fletcher, who passed away in January 1999.

         The Regulations also classify the members of the Board of Directors into two groups, with terms expiring in alternate years. All of the Directors, including the current nominees, are identified in the table below. The terms of the current nominees, Messrs. Baskin, Wilson and Robeson, expire at the annual meeting to be held on April 30, 1999. All nominees are currently members of the Board of Directors.

         The Board of Directors of the Company has nominated the persons listed below for election as Directors to hold office for two years or until the election and qualification of their successors. If any nominee declines or is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying Proxy intend to vote for the balance of those nominees named, and, if they deem it advisable, for a substitute nominee.

         The following table sets forth information with respect to each of the nominees and, in addition, the Directors whose terms expire at the 2000 Annual Meeting of Shareholders:

NAME                                        AGE               POSITION
---------                                   ---               --------
                                        NOMINEES FOR TERMS TO EXPIRE IN 2001

Melvin H. Baskin                            55                Chief Executive Officer and Director

Robert M. Wilson                            46                President, Chief Administrative Officer, Chief
                                                              Financial Officer, General Counsel, Secretary and
                                                              Director

Dr. James F. Robeson                        62                Vice Chairman of the Board and Director

                                       DIRECTORS WHOSE TERMS EXPIRE IN 2000

Jerry L. Kirby                              64                Director

Howard W. Smith                             56                Director

Gilbert P. Williamson                       62                Director

Donald C. Wright                            62                Chairman of the Board and Director

          During the past fiscal year, the Board of Directors of the Company met on seven occasions. The Company's audit committee, which currently consists of Jerry L. Kirby and Gilbert P. Williamson, met two times during the last fiscal year. The audit committee reviews and acts, and reports to the Board of Directors, with respect to various auditing and accounting matters, including the selection of the Company's independent accountants, the scope of audit procedures, the Company's internal audit program and results, the nature of services to be performed by the independent accountants and the Company's accounting practices. The Company's compensation committee, which currently consists of Jerry L. Kirby, Chairman, and Gilbert P. Williamson, met, or took unanimous written action in lieu of a meeting, nine times during the last fiscal year. The compensation committee establishes and monitors executive compensation. The Company's executive committee, which currently consists of Gilbert P. Williamson, Chairman, James F. Robeson and Robert M. Wilson, acts on behalf of the Board of Directors between meetings of the Board, and took unanimous written action in lieu of a meeting once during 1998. All Directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors during the last fiscal year and the total number of meetings held by each committee on which each Director served during the last fiscal year, except for Gilbert P. Williamson, who attended 65% of the aggregate of such meetings. The Board of Directors does not have a separate nominating committee.

                  BUSINESS EXPERIENCE OF DIRECTORS AND NOMINEES

          Melvin H. Baskin was elected Chief Executive Officer in July 1998 and became a Director in February 1999. He also served as President from July through October 1998. From July 1997 to July 1998, he was Chief Operating Officer, Farm Stores Inc., Miami, Florida. From May 1997 through July 1997, he was President, Breuner's Home Furnishings Corp., Lancaster, Pennsylvania, and from June 1996 through July 1997 was President-Eastern Division of Breuner's. From 1993 through May 1996, he was President, Alex & Ivy Country Division, The Bombay Company, Inc., Fort Worth, Texas.

          Jerry L. Kirby was elected a Director of the Company in 1993. Since July 1998, he has been Chairman, Fifth Third Bank, Western Ohio, a subsidiary of Fifth Third Bancorp, a $29 billion bank holding company, Dayton, Ohio, and is a director of Fifth Third Bancorp. Prior thereto, he was CEO and a director of CitFed Bancorp, Inc., the parent of Citizens Federal Bank, FSB of which Mr. Kirby also served as a Director, President and CEO. CitFed Bancorp was a bank holding company with $3 billion in assets, prior to its acquisition by Fifth Third Bancorp in 1998. Mr. Kirby is also a director of Supply One, a distributor and retailer of bath and kitchen fixtures, Dayton, Ohio. He was for six years a director of the Cincinnati Branch of the Federal Reserve Bank of Cleveland.

         Dr. James F. Robeson was elected Vice Chairman of the Board in February 1999. He served as Chief Executive Officer and President of the Company from December 1997 through July 1998. He has also served as a Director of the Company since 1993, and chaired the Audit Committee of the Board of Directors from 1993 through December 1997. Dr. Robeson was Interim Director, Miami University Art Museum, Oxford, Ohio, from July 1996 through December 1997. He was Herbert E. Markley Visiting Scholar in Business, Miami University, from 1995 through May 1997. From 1993 to the present, Dr. Robeson has served as an independent consultant on marketing, logistics, and general business matters, including services rendered through the firm of Coopers & Lybrand. From 1988 through 1993, Dr. Robeson was Dean, Richard T. Farmer School of Business Administration, Miami University. He is a director of Gummer Wholesale, a regional distributor of grocery, candy, and tobacco products, Newark, Ohio; Huffy Corporation, a diversified manufacturer and supplier of services to retailers, Dayton, Ohio; DesignForum, a national retail store planning and design firm, Dayton, Ohio; and MotoPhoto, Inc., a national photo finishing firm of corporate and franchise retail outlets, Dayton, Ohio.

          Howard W. Smith was elected a Director of Roberds, Inc. in 1993. He was President, Dayton Market from 1988 through March 1996, when he retired from the Company. He was also the Company's furniture buyer from 1988 through 1993.

          Gilbert P. Williamson was elected a Director of the Company in 1993. He retired as Chairman and Chief Executive Officer of NCR Corporation in 1993. From 1991 through 1993, he was a member of the Management Executive Committee and board of directors of AT&T, New York, New York, following the purchase of NCR by AT&T. He is a director of Santa Cruz Operation, Inc., a provider of computer software, Santa Cruz, California; Fifth Third Bank, Western Ohio, a subsidiary of Fifth Third Bancorp, a $29 billion bank holding company, Dayton, Ohio; Dean Investment Associates, an asset management firm, Dayton, Ohio; Vertel Corporation, a supplier of communication software, Woodland Hills, California; and French Oil Machinery Co., a manufacturer of presses, Piqua, Ohio.

          Robert M. Wilson was elected President and Chief Administrative Officer in October 1998. He has been General Counsel, Secretary, and a Director of the Company since 1993. He has also served as Chief Financial Officer of Roberds since 1988. He was an Executive Vice President of the Company from 1988 through October 1998. He was Treasurer from 1993 through May 1995, and Assistant Treasurer from May 1995 through May 1997.

          Donald C. Wright is co-founder of the Company. He has served as a director of the Company since 1971. He was elected Chairman of the Board in February 1999. He served as Vice Chairman of the Board from 1993 to February 1999. He served as Treasurer and Secretary from 1971 through 1993. Mr. Wright served as Assistant Secretary from 1993 through May 1997. He owns and operates Don Wright Realty, Dayton, Ohio, a firm providing real estate brokerage services to the public.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

         Summary Compensation Table
         --------------------------

         The following table summarizes the compensation paid to the Chief Executive Officer and each of the Company's four other most highly compensated executive officers determined as of the end of the last fiscal year (together with the Chief Executive Officer, the "Named Executive Officers") during or with respect to the fiscal years ended December 31, 1998, 1997, and 1996 for services in all capacities to the Company.

-------------------------------------------------------------------------------------------------------------------------

                                                                                          Long Term
                                                      Annual Compensation               Compensation
                                                                                           Awards

                                          -------------------------------------------------------------------------------

                                                                           Other
                                                                           Annual                          All Other
                                             Salary         Bonus      Compensation(3)     Options       Compensation(4)
Name And Principal Position    Period          ($)           ($)            ($)        (# of shares)          ($)
---------------------------    ------         -----         -----        --------      -------------         -----
Melvin H. Baskin(1)           FY 1998       192,308        25,000          24,125          50,000             -0-
Chief Executive Officer

James F. Robeson(2)           FY 1998       153,058          -0-            N/A              -0-              -0-
Chief Executive Officer and   FY 1997         26,442         -0-            N/A            30,000             -0-
President                     FY 1996         11,500         -0-            N/A              -0-              -0-

Robert M. Wilson              FY 1998       270,000          -0-            N/A            27,000             -0-
President, Chief              FY 1997       270,000          -0-            N/A              -0-              -0-
Administrative
Officer, Chief Financial      FY 1996       270,000          -0-            N/A              -0-              214
Officer,
General Counsel and
Secretary

Billy D. Benton(5)            FY 1998       250,000          -0-            N/A              -0-              -0-
Executive Vice President-     FY 1997       158,654          -0-           46,664          106,000            -0-
Operations

Charles H. Palko              FY 1998       173,558          -0-            N/A            20,000             -0-
Vice President-Appliances     FY 1997       150,000          -0-           31,552            -0-              -0-
and Electronics               FY 1996       124,616        19,750           N/A            10,000             -0-

Michael Van Autreve           FY 1998       160,000          -0-            N/A            16,000             -0-
Vice President-Bedding        FY 1997       160,000         5,000           N/A              -0-              -0-
                              FY 1996       160,000          -0-            N/A              -0-              214

1 Mr. Baskin joined the Company as Chief Executive Officer and President in July 1998. Mr. Wilson succeeded him as President in October 1998.

2 Mr. Robeson served as Chief Executive Officer and President of the Company from December 1997 to July 1998. He has served as a Director of the Company since 1993. Mr. Robeson's salary figure for fiscal year 1998 includes $7,500 for services as a director subsequent to his resignation as Chief Executive Officer and President.

3 Other annual compensation for Messrs. Robeson, Van Autreve, and Wilson did not exceed $50,000 or 10% of each of their combined annual salaries and bonuses for any period reported. The amount shown for Mr. Baskin consists of $23,625 in relocation costs paid for by the Company and $500 in legal fees for the negotiation of his employment agreement. The amount shown for Mr. Benton consists of $2,835 for the personal use of an automobile and $43,829 in relocation expenses paid for by the Company. The amount shown for Mr. Palko consists of relocation expenses paid for by the Company.

4 All other compensation consists of contributions to the individual's profit sharing account and reallocations of those contributions in the year indicated, as well as Company matching contributions under the Company's Profit Sharing and Employee Retirement Savings Plan. For fiscal years 1998 and 1997, the Company made no profit sharing or 401(k) contributions to the individuals listed above.

5    Mr. Benton joined the Company in May 1997.

         Option Grants in Last Fiscal Year
         ---------------------------------

         The following table sets forth the stock options granted during the year ended December 31, 1998 to the Named Executive Officers.

                                                                                         Potential Realizable
                                                                                           Value at Assumed
                                                                                         Annual Rates of Stock
                                                                                                 Price
                                                                                        Appreciation for Option
                        Individual Grants                                                        Term(1)

------------------------------------------------------------------------------------    ------------------------

          (a)                  (b)             (c)            (d)           (e)            (f)          (g)
                                           % of Total
                                             Options
                                           Granted to      Exercise
                             Options      Employees in       Price      Expiration
         Name             Granted (#)(1)   Fiscal Year      ($/sh)         Date(2)        5%($)(3)   10%($)(3)
         ----             -----------      -----------      ------         ----           -----      ------
Melvin H. Baskin             50,000            6.0           2.69         8/10/08         84,586      214,358
James F. Robeson               None            --             --            --                --          --
Robert M. Wilson             27,000            3.2           2.25        10/23/08         38,205      96,820
Billy D. Benton                None            --             --            --                --          --
Charles H. Palko             20,000            2.4           2.28         1/23/08         26,278      76,500
Michael Van Autreve          16,000            1.9           2.25        10/23/08         22,640      57,427

1    The Options were granted pursuant to the 1993 Stock Incentive Plan.

2 The Options become exercisable as to 25% of the shares underlying such options on each anniversary of the grant. None of the options include automatic "reload" or tax reimbursement features.

3 Amounts have been calculated using the exercise price per share and assumed compound annual rates of stock appreciation from the date of grant to the date of expiration of 5% and 10% respectively.


         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
         -------------------------------------------------------------------
         Option Value
         ------------

         The following table sets forth information for each Named Executive Officer with regard to the aggregate stock options exercised during the year ended December 31, 1998, and the stock options held at December 31, 1998.

          (a)                  (b)            (c)                  (d)                          (e)
                                                                                      Value of Unexercised
                                                          Number of Unexercised       in-the-Money Options
                                                       Options at December 31, 1998   at December  31, 1998(2)
                                                       ----------------------------   ---------------------
                        Shares Acquired    Value
         Name            On Exercise(#) Realized($)(1) Exercisable     Unexercisable Exercisable Unexercisable
         ----            -------------  -------------- -----------     ------------- ----------- -------------
Melvin H. Baskin              None           None          none             50,000   $    none       $ none
James F. Robeson              None           None         9,500             22,500        none         none
Robert M. Wilson              None           None        35,000             27,000        none         none
Billy D. Benton               None           None        26,500             79,500        none         none
Charles H. Palko              None           None         5,000             25,000        none         none
Michael Van Autreve           None           None        15,000             16,000        none         none

1 Market value of underlying securities at exercise, minus the exercise price.

2 Market Value of underlying securities at year end (based upon market value of $2.0625 as of December 31, 1998) minus the exercise price.

COMPENSATION OF DIRECTORS

         Directors who are members of management receive no additional compensation for their service as Directors. Directors who are not members of management receive a monthly fee of $500, plus a fee of $1,000 for each meeting attended. Mr. Wright is paid $75,000 annually for his service as a Director and as Chairman of the Board. He does not receive a separate meeting fee. Directors are reimbursed for their out-of-pocket travel expenses incurred in connection with Company business.

         The Company has a Deferred Compensation Plan for Outside Directors. Under this plan, on or before December 31 of any year, a non-employee director may elect to defer the receipt of payment of all fees payable to the director for services during the calendar year following such election, and for succeeding calendar years, until he elects not to defer compensation in a future calendar year or ceases to be a director. At the time of his election, the non-employee director must specify how the deferred fees will be deemed invested. Such fees may be deemed invested in either (i) cash or (ii) Deemed Common Shares. Fees deferred at the election of a non-employee director are credited to a separate deferred account on the date on which they otherwise would have been paid to the director.

         If, for a given calendar year, a non-employee director elects a deferred investment in cash, the Company credits interest on the amount credited to the director's deferred account at the prime rate of interest charged by the Company's principal bank lender. Such rate of interest is set on January 1 of each calendar year, and is utilized for all purposes under the plan for the balance of such calendar year, and is reset on January 1 of each succeeding calendar year. Interest under the plan is compounded annually, and is accrued on the unpaid balance in each director's deferred account. Non-employee directors have the option of having cash in their deferred accounts distributed by payment of the value of the cash in the account in a lump sum on the date of the earliest of a director's death, disability, resignation, removal, failure to be reelected upon the expiration of his term or retirement, or in five approximately equal annual installments commencing on such date. The amounts credited by the Company to a director's account are subject to the claims of the company's general creditors.

         If, for a given calendar year, a non-employee director elects to have his deferred fees invested in Deemed Common Shares, then the total of such deferred fees is deemed invested in Common Shares of the Company on the last day of each calendar quarter. On the date of each such deemed investment, the total cash-denominated amount in a non-employee director's deferred account is divided by the then "fair market value" of a Common Share, which is determined by averaging the high and low trading prices of the Common Shares on such date. The non-employee director's deferred account is then credited with whole and fractional shares resulting from such computation, which shares are Deemed Common Shares. Non-employee directors investing in Deemed Common Shares are entitled to receive credits equivalent to cash dividends, if any, paid on the outstanding Common Shares. Under the plan, at the earliest of a director's death, disability, resignation, removal, failure to be reelected upon expiration of his term or retirement, the Company will issue or acquire Common Shares equal to the whole number of Deemed Common Shares in a non-employee director's deferred account and distribute the actual number of whole shares in the director's account in a lump sum to the director as soon as practicable after such date.

         The Company also has an Outside Director Stock Option Plan for non-employee directors. Under this plan, each non-employee director, upon election and taking of office, receives an option for 2,000 shares. The price per share at which each option granted under the plan may be exercised is the fair market value of a Common Share at the time the option is granted. Options granted under the Outside Director Stock Option Plan terminate, and the right of the non-employee director (or his estate, personal representative, or beneficiary) to purchase shares upon exercise of the option, expire 10 years after the date of grant. Subject to certain limitations, options become exercisable on the first anniversary of the date the option was granted. Non-employee directors whose membership on the Board of Directors has terminated for reasons other than permanent and total disability or death must exercise all options previously awarded within three months after such termination and, in the case of permanent and total disability, an option must be exercised within one year after such termination.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

GENERAL

         The Company's Board of Directors has a Compensation Committee ("Committee") which has the power and authority to: (i) review the recommendations of management and adopt compensation philosophy and guidelines for the Company; (ii) review the role of the CEO, his performance, and compensation, and determine the base compensation, annual incentive bonus, and stock-based awards made to the CEO; and (iii) determine the base compensation, annual incentive bonus, and stock-based awards for all executive officers of the Company. Mr. Kirby has served as chair of the Committee since its formation in 1993. The Committee consists of directors who are not employees of the Company.

         The Committee has regularly engaged a compensation consulting firm to study the Company's compensation system for executive officers; to compare the Company's base pay, cash incentives, and stock-based compensation for executive officers to those paid by comparable companies; and to develop recommendations for an overall compensation system for executive officers and other senior managers. Based on the consultant's report, the Committee adopted the Roberds, Inc. Executive Compensation Plan ("Executive Plan") which became effective for calendar 1995, and has been amended several times since its adoption.

         In December 1997, Mr. Fletcher stepped down as CEO and President of the Company, and Mr. Robeson, who was then a member of the Board of Directors and the Committee, but not an employee of the Company, agreed to serve as CEO and President. In December 1997, the Company entered into a Consulting Agreement with Mr. Fletcher ("Consulting Agreement") and a compensation arrangement with Mr. Robeson. At the same time, Mr. Robeson resigned from the Committee.

         Under the Consulting Agreement, Mr. Fletcher provided services as a director of the Company and was available to consult with the Company on specified matters during 1998. In exchange for his services during 1998, the Company paid Mr. Fletcher $117,212, reimbursed him for out-of-pocket expenses incurred in furtherance of the Company's business, and provided him with a Company car with an imputed value of $12,736. Mr. Fletcher died in January 1999, and his Consulting Agreement terminated upon his death.

         Mr. Robeson agreed to serve as CEO and President of the Company until a permanent successor to Mr. Fletcher was hired and integrated into the Company. At the time Mr. Robeson was appointed CEO and President, it was not clear to the Committee how long Mr. Robeson would serve as CEO and President of the Company. It was possible that Mr. Robeson would serve for only a few months or that he could remain in his positions for a year or more. Therefore, at Mr. Robeson's suggestion, the Committee excluded him from the Executive Plan, which focuses on the Company's performance against its fiscal year profit plan, and relied instead on a competitive base pay arrangement and a grant of Incentive Stock Options to align his interests with those of the shareholders.

         Based on Mr. Robeson's suggestions, the Committee terminated his fees as a non-employee member of the Board of Directors, and set his base pay as CEO and President of the Company at a rate just above the executive in the Company with the next highest rate of pay, or $275,000 annually. This rate is within the range reported by the compensation consulting firm in its 1996 report. Also at Mr. Robeson's request, the Committee excluded him from participation in the Executive Plan. Thus, he was not eligible for a cash bonus or stock option award under the Executive Plan for 1998. In order to align Mr. Robeson's interests with those of other shareholders, the Committee granted Mr. Robeson an Incentive Stock Option on 30,000 Common Shares at the fair market value of the Common Shares on the date of grant.

         In July 1998, Mr. Baskin was elected Chief Executive Officer and President of the Company and Mr. Robeson resigned from those positions. The Committee set Mr. Baskin's base pay as CEO at $400,000, awarded him a signing bonus of $25,000, and agreed to reimburse certain of his relocation and other expenses. In order to align Mr. Baskin's interests with those of other Shareholders, the Committee granted Mr. Baskin an Incentive Stock Option on 50,000 Common Shares at the fair market value of the Common Shares on the date of grant, with an additional 150,000 options to be granted in 50,000 increments on the first, second and third anniversaries of the commencement of his employment. In setting Mr. Baskin's base pay and stock option arrangements, the Committee relied in part on a special study by the Company's compensation consultants on the compensation arrangements for new CEO's recruited to companies similar to Roberds, as well as the compensation arrangements for incumbent CEOs at companies comparable to Roberds.

         Based on the current levels of pay of the CEO and other executive officers of the Company, the Committee does not believe that the limitations on deductibility of annual compensation in excess of $1 million as provided by section 162(m) of the Internal Revenue Code of 1986, as amended, are likely to have an effect on the compensation plans of the Company in the foreseeable future. As a result, the Committee has not adopted a policy with respect to compensation exceeding the deductible limits. The Committee will consider the deductibility of compensation, along with other factors, in future determinations of compensation.

BASE PAY

         Based upon the salary ranges recommended by the compensation consultants in their reports, the base pay of comparable executives employed by comparable companies, and periodic changes in duties and responsibilities, the Committee has made periodic adjustments in the base pay of the Company's executive officers. Based on the compensation consulting firm's reports, the Committee believes that the base pay for Roberds' CEO and other executive officers is competitive within the industry and similar to that offered by comparable companies.

ANNUAL INCENTIVES

         The Committee annually establishes Threshold, Target, and Ceiling amounts of pre-tax income for the Company. Below the Threshold, no cash bonuses are awarded to the executive officers. As pre-tax income grows above the Threshold, the pool of money available for cash bonuses increases at an increasing percentage rate. At the Ceiling amount, the pool reaches a maximum percentage, but continues to grow in dollars as pre-tax income grows beyond the Ceiling amount.

         The CEO's cash bonus is expressed as a percentage of his base pay, depending on the performance of the Company against the Threshold, Target, and Ceiling amounts. Below the Threshold, no bonus is awarded to the CEO. As explained above, for 1998 Mr. Robeson was excluded from the Executive Plan.

         The other officers share in a pool of money that increases as the Company's performance increases against the Threshold, Target, and Ceiling amounts. Once the size of the pool is determined, each participant is awarded a bonus based on his "share" of the pool. The shares are determined by reference to each manager's base pay as a percentage of the base pay of the entire group. The group (and the individuals) receives no bonus if the Company's performance is below the Threshold. Beginning at the Threshold, managers receive a small percentage of their base pay as a bonus, and the bonuses grow to a maximum percentage of managers' base pay at the Ceiling amount. In addition, a percentage of the cash bonus pool is available for awards upon the recommendation of the CEO, to managers other than the CEO, to recognize outstanding achievement.

         The Executive Plan permits the CEO to recommend to the Committee that the amounts awarded to executives under the formula system may be adjusted upward and downward by up to 50 percent, in order to reflect the individual performance of each executive. However, the total amount awarded to all executives cannot exceed the total computed under the formula plan. The Committee believes that the Executive Plan provides significant incentives for the Company's CEO, the executive officers, and other senior managers to meet or exceed the Company's annual profit plan. The Executive Plan makes a significant portion of senior management's compensation contingent on the Company's financial performance for the year. The combination of the base pay described above and the bonuses established by the Executive Plan is intended to yield total cash compensation that is comparable to the total cash compensation paid by comparable companies to their CEOs and other executive officers.

         The Company failed to meet the Threshold amount for 1998, and no cash bonuses were paid to the CEO, other executive officers, or senior managers participating in the Executive Plan.

LONG-TERM INCENTIVES

         The Executive Plan establishes a mechanism for awarding Incentive Stock Options ("ISOs") to senior management under the 1933 Stock Incentive Plan, as amended. ISOs are awarded as a percentage of each executive's base pay. No awards are made if the Company's earnings fall below the Threshold amount. Beginning at the Threshold amount, awards are made to each executive as a percentage of his base pay. Such percentage grows as earnings reach the Target, and reaches a maximum percentage at the Ceiling amount. The minimum percentage for the CEO is zero percent of his base pay, growing to a maximum percentage of his base pay. The minimum percentage for all other participants (including the other executive officers) is zero percent of their base pay, growing to a maximum percentage of their base pay. The Committee reviews these percentages annually. All executive officers are eligible for ISO awards, as are a number of other managers. Once the dollar amount of the awards is determined under the formula, the dollar amount is converted to a number of shares, based on the then-current value of the Company's shares at the time of the award. Options on that number of shares are granted at 100 percent of the then market value. If an individual award made under the Executive Plan exceeds the dollar limits imposed on ISOs by the Internal Revenue Code of 1986, as amended ("Code"), the maximum permissible amount is granted in the form of an ISO, and the amount in excess of the ISO limit is granted in "non-qualified stock options," as defined under the Code. In addition, options may be awarded based upon the recommendation of the CEO to the Committee in order to reward efforts or results beyond those recognized by the formula system. As indicated above, for 1998, Mr. Robeson was excluded from the Executive Plan.

         The Committee believes that the stock-based awards to be made under the Executive Plan will further align the interests of the Company's CEO, executive officers, and senior and middle managers with those of the shareholders, and will motivate management to increase the value of the Company's shares over the long term.

         Because the Company failed reach the Threshold amount in 1998, no stock options were awarded under the Plan; however, an award was made to Mr. Baskin when he joined the Company to align his interests with those of other shareholders. In addition, the Committee granted awards in October 1998 to a limited number of key senior and new employees for the purposes of encouraging continuity of management and providing incentives for future performance.

                                                           Jerry L. Kirby, Chair
                                                           C.E. Gunter
                                                           Gilbert P. Williamson

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PROPERTIES

         The Company leases two of its Atlanta-area properties from Howard Investments, an Ohio general partnership consisting of the Estate of Mr. Fletcher and Messrs. Wright and Smith. The annual rental for each facility, exclusive of operating expenses, is $600,000 during the current term. Each lease provides for two extensions of 10 years each at the election of the Company, and the annual rental during the extensions will be the "prevailing market rate" determined at the time of such extensions. The current terms under these leases are as shown in the following table:

                                                                         CURRENT
                                           COMMENCEMENT                 EXPIRATION
       LOCATION                                 DATE                       DATE
-----------------------                  ----------------            ----------------
Marietta, Georgia                              5/10/84                   5/31/2004
Forest Park, Georgia                          11/01/87                   9/30/2007

          The Company leases its facilities at 1000 and 1100 East Central Avenue, Dayton, Ohio from DAF West Carrollton Plaza Ltd., an Ohio limited liability company which was controlled by Mr. Fletcher through 1998. Prior to his death in January 1999, Mr. Fletcher's interest was transferred to his spouse, Deborah A. Fletcher.

          In December 1998, the Company took over approximately 3,500 square feet of improved office space adjacent to its West Carrollton store in order to accommodate its addition of senior staff members under its new centralized corporate structure. The space was obtained by the Company's assumption of an existing lease on the space between Don Wright Realty, a sole proprietorship controlled by Mr. Wright, as lessee, and DAF West Carrollton Plaza, Ltd., as lessor. Mr. Wright agreed to assign his existing lease on the space to Roberds, Inc., without compensation to Mr. Wright. Roberds took over the space and assumed the lease in December 1998. The lease runs through December 1999. The transaction was reviewed and approved by a special committee of the Board of Directors, consisting of members who were disinterested in the transaction. The rent was reviewed by an independent broker and property manager, which concluded that it was within the range of rents charged for comparable properties.

          The Company's facilities in Piqua, Ohio and Richmond, Indiana are leased from Mr. Wright. The term and annual rent under the leases associated with these four Dayton-area properties, exclusive of operating expenses, are shown in the following table:

                                                                                    CURRENT
                                                           COMMENCEMENT           EXPIRATION
       LOCATION                                                DATE                  DATE            ANNUAL RENT
---------------------                                      ------------           -----------        -----------
1000 East Central Avenue                                      4/1/90                3/31/2015         $120,000
  Dayton, Ohio
  (Administrative building)
1100 East Central Avenue                                      4/1/90                3/31/2015          600,000
  Dayton, Ohio
  (Store)
1100 East Central Avenue
  Dayton, Ohio
  (Office space)                                               12/98               12/31/1999           28,000
Richmond, Indiana                                             4/1/88                3/31/2013          240,000
Piqua, Ohio                                                   6/1/88                5/31/2013          240,000

         The Company leases its Springfield, Ohio facility from Springfield Properties, Inc., an Ohio corporation owned by the Estate of Mr. Fletcher and Mr. Wright. The term and annual rent under the lease associated with this property, exclusive of operating expenses, are shown in the following table:

                                                                                    CURRENT
                                                           COMMENCEMENT           EXPIRATION
       LOCATION                                                DATE                  DATE           ANNUAL RENT
-------------------------                                   -----------           ----------        -----------
Springfield, Ohio                                             3/1/92              2/28/2017          $240,000

OTHER TRANSACTIONS AND RELATIONSHIPS

         Messrs. Fletcher and Wright personally guaranteed the mortgage loans made in connection with the acquisition of two of the Company's stores prior to the IPO. In February 1998, one of those loans was refinanced with the same lender in anticipation of the maturity of the loan and to reduce the rate of interest paid under the loan, and the lender released the personal guarantees of Messrs. Fletcher and Wright. The principal balance at the time of the release was approximately $3.1 million. At December 31, 1998, the principal amount of the guaranty on the second mortgage loan was approximately $3.3 million.

         In connection with the IPO, the Company and the initial shareholders of the Company entered into a Tax Indemnification Agreement ("Indemnification Agreement") that requires the Company to reimburse the initial shareholders for certain additional taxes that they may have to pay for any adjustments in taxable income through the date of the IPO. In addition, the Indemnification Agreement requires the initial shareholders to reimburse the Company for certain decreases in taxes that are refunded to them for adjustments in prior years' taxable income. The Company also agreed to conduct, at its expense, the defense of, or the negotiations in settlement with respect to, any challenge to the Company's S Corporation status in prior years. All matters through 1994 have been settled with the Internal Revenue Service, and the Company's obligations under the Indemnification Agreement have effectively been satisfied.

                            PERFORMANCE COMPARISON


        The following graph illustrates the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 on December 31, 1993 in each of (i) the Company's Common Shares, (ii) the Nasdaq Stock Market (U.S.) Index and (iii) the Nasdaq Retail Trade Stocks Index.


                              PERFORMANCE GRAPH

                                Roberds, Inc.



             12/31/93   12/31/94   12/31/95  12/31/96    12/31/97    12/31/98
             --------   --------   --------  --------    --------    --------
Roberds        $ 100      $ 49       $ 61      $ 56        $ 20        $ 14

Nasdaq Stock
Market           100        98        138       170         209         293

Nasdaq Retail    100        91        100       120         141         170


                 PROPOSAL TO AMEND THE 1993 STOCK INCENTIVE PLAN

         At its February 16, 1999 meeting, the Board of Directors adopted and determined to submit to the shareholders for their approval an amendment as described below ("Amendment") to the Company's 1993 Stock Incentive Plan, as amended ("1993 Plan"). The complete text of the 1993 Plan, as proposed to be amended, is set forth as Exhibit A, to which reference is made for a complete description.


DESCRIPTION OF THE PLAN

         Purpose
         -------

         The Plan was adopted in 1993. It was amended in 1995 to increase the number of Common Shares available under the 1993 Plan and amended in 1996 to reflect some of the changes in the rules promulgated under Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"). The purpose of the 1993 Plan is to advance the interests of the Company and its shareholders by offering to those employees of the Company and its subsidiaries who will be responsible for the long-term growth of the Company's earnings the opportunity to acquire or increase their equity interest in the Company or to enjoy performance-based stock and/or cash incentives. Employees of the Company and its subsidiaries are eligible for grants of incentive stock options, non-qualified stock options, restricted stock, stock appreciation rights, limited stock appreciation rights, performance units and stock units.

         Certain awards under the 1993 Plan may be payable in cash or in Common Shares at the election of the Company, but the actual aggregate number of Common Shares and Common Share Equivalents to be issued under all forms of awards under the 1993 Plan will not exceed the maximum allowable (1,300,000 prior to adoption of the Amendment and 3,000,000 subsequent to the adoption of the Amendment), except as may be necessary as an adjustment to prevent dilution.

         Administration
         --------------

         The Compensation Committee of the Board of Directors administers the 1993 Plan, and has full authority to, among other things, determine the employees who receive awards under the Plan, the number of shares in each award, the form of the options, grants and conditions applicable to restricted stock, the exercise dates of options and terms of restrictive periods and the evaluation criteria for performance units. The Committee may have no less than three members, all of whom must be "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act. The current members of the Committee are Messrs. Kirby and Williamson. The Board expects the vacancy on the Committee to be filled by the end of 1999.

         Shares Subject To The 1993 Plan
         -------------------------------

         The maximum number of shares available under the 1993 plan is 1,300,000 shares prior to the adoption of the Amendment, and 3,000,000 shares if the Amendment is adopted. The number of Common Shares which remain available for grant pursuant to the 1993 Plan, and Common Shares subject to outstanding awards, will be appropriately and proportionately adjusted to reflect changes in the Company's capitalization, including stock splits, stock dividends, mergers, reorganizations, consolidations and recapitalizations.

         Options
         -------

         For options granted to employees under the 1993 Plan, the option price per share will be determined at the time of grant and will not be less than 100% of the fair market value of Common Shares on the date of grant. In the case of an incentive stock option granted to a participant who, at the date of grant, owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the option price per Common Share will be not less than 110% of the fair market value of Common Shares at the date of grant.

Payment of the option price upon exercise of an option may be made in cash, Common Shares, or a combination. The 1993 Plan also allows the Board of Directors to make loans to option holders in connection with the exercise of options.

         The term of each option will be fixed by the Committee at the time of grant, provided that incentive stock options may not be exercisable more than ten years from the grant date, or five years in the case of a participant who at the date of grant owns shares possessing more than 10% of the voting power of the Company. The grant and terms of incentive stock options will be limited to the extent required by the Code. No non-qualified stock option may be exercisable more than ten years and one day after the grant date. The Committee will determine the time or times at which, and the conditions under which, each option may be exercised. Generally, options will be exercisable in four equal annual installments after the date of grant. The Committee may accelerate the installment exercise provisions.

         If the option price of any option granted to a participant under the 1993 Plan is paid in whole or in part by surrendering Common Shares already owned by the optionee, the Committee may grant a "reload" or "replacement" option to acquire the number of Common Shares surrendered. The exercise price of such option will be equal to the fair market value of the Common Shares surrendered, and the term of the option will extend to the expiration date of the option which was exercised and in respect to which the Common Shares were delivered.

         All outstanding options will become exercisable with respect to 100% of the subject shares upon the occurrence of a Change in Control (as defined in the 1993 Plan), except that no option may be exercised prior to six months from the date of grant. Options granted under the 1993 Plan are not assignable or transferable other than by inheritance.

         Stock Appreciation Rights
         -------------------------

         Stock Appreciation Rights ("SARs") may be granted pursuant to the 1993 Plan separately or in tandem with other awards. An SAR may be exercised in accordance with procedures established by the Committee, and shall be exercisable as provided by the Committee upon the date of grant. Upon exercise of an SAR, the holder will receive payment from the Company in an amount equal to the excess of the fair market value of the Common Shares covered by the SAR on the exercise date over the fair market value of the Common Shares covered by the SAR on the grant date. The Committee may impose such conditions or restrictions on the exercise of any SAR as it deems appropriate from time to time. SARs granted under the 1993 Plan are not assignable or transferable other than by inheritance.

         The Committee may also grant to holders of options under the 1993 Plan "Limited" SARs that become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant. Each Limited SAR shall relate to a specific option granted under the 1993 Plan. Each Limited SAR shall be settled solely in cash, in an amount equal to the excess of the fair market value of a Common Share on the date of exercise over the option price of the related option.

         Restricted Stock Awards
         -----------------------

         Restricted Stock Awards may be granted pursuant to the 1993 Plan either separately or in conjunction with other awards. Common Shares covered by restricted stock awards may not be sold, pledged, assigned, or otherwise transferred or encumbered by the recipient, except by will or by the laws of descent and distribution, until termination of the restrictions applicable to the award, which will be established by the Committee and need not be the same for each award. However, during the Restriction Period (which shall not be more than 10 years), recipients will have full voting rights and will be entitled to dividends relating to such Common Shares.

         At the discretion of the Committee, cash and stock dividends issued with respect to the restricted stock may be either currently paid or held by the Company for the recipient's account. Interest may be paid on cash dividends withheld, at a rate, and subject to such terms, as determined by the Committee. If an employee ceases to be employed before the end of the Restriction Period, all Common Shares subject to restriction will be forfeited to the

Company, except that in the event of retirement, permanent disability, death, or in cases of special circumstances, the Committee is permitted to waive or accelerate all or part of any remaining restrictions.

         Performance Units
         -----------------

         Performance Units may be granted under the 1993 Plan either separately or in conjunction with other awards. The Committee has complete authority to select the employees to whom Performance Units shall be awarded, the number of shares to be awarded, and all the terms and conditions of each Award.

         Each Performance Unit will represent the right of the recipient to receive an amount equal to a Payment Value, which Payment Value shall be determined by the Committee and shall be based upon the performance of the recipient, the Company, or a division of the Company, as determined by the Committee at the time of the award. A Performance Unit shall be paid to the recipient in cash, Common Shares or in a combination of cash and Common Shares as determined by the Committee. A grant of Performance Units shall be forfeited if the recipient terminates employment during the Performance Period, except for death, permanent and total disability or retirement.

         Stock Units
         -----------

         Awards of Stock Units consisting of Common Shares may be granted under the 1993 Plan either separately or in conjunction with other awards. The Committee will have complete authority as to the employees to whom Stock Units will be granted, the number of Common Shares to be awarded, and all terms and conditions of each award.


ACCOUNTING TREATMENT

         Under present accounting rules as applied by the Company for non-qualified and incentive stock options, to the extent the fair market value of the shares subject to such options is equal to the option price at the date of grant of the option, no charge to earnings for compensation expense is necessary. Further, if the fair market value of the shares subject to those options increases subsequent to the date of grant, the appreciation is not recorded as a charge to earnings.

         SARs and performance units are treated differently from options under present accounting rules. During the period an SAR or performance unit is outstanding, and is expected to be exercised, there will be a charge to earnings for compensation expense in an amount by which the fair market value of the shares covered by the grant exceeds the fair market value of those shares on the date of grant.


FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the general federal income tax consequences of transaction in awards under the 1993 Plan based on federal income tax laws in effect as of March 1, 1999. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences.

         For federal income tax purposes, under existing statutes, regulations and authorities, an optionee does not realize taxable income at the time of the grant of an incentive stock option, a non-qualified stock option, an SAR or a Limited SAR. Upon the exercise of a non-qualified stock option, the Company is entitled to a deduction and the optionee realizes ordinary income in the amount by which the fair market value of the subject Common Shares exceeds the option exercise price (special rules may apply in the case of directors and officers who are subject to Section 16(b) of the Exchange Act).

         Upon the exercise of an SAR or a Limited SAR, the Company is entitled to a deduction and the optionee realizes ordinary income in the amount of the cash or fair market value of the Common Shares received. On the subsequent sale of Common Shares received upon the exercise of a non-qualified option or in payment of SARs, the difference between the fair market value of the shares on the date of receipt and the amount realized on the sale will be treated as a capital gain or loss, which will be short-term or long-term depending on the period for which shares were held prior to the sale.

         An optionee will have no taxable income upon the exercise of an incentive stock option (except that the alternative minimum tax may apply) and generally does not realize taxable income until sale of the shares received upon exercise of the option. If a sale does not occur until at least two years after the date of grant, and at least one year after exercise of the option, any gain or loss realized will be treated as long-term capital gain or loss. Under those circumstances, the Company will not be entitled to a federal income tax deduction in connection with either the grant or the exercise of the option. If a disposition occurs prior to two years after grant or within one year after exercise ("premature disposition"), then the difference between the option exercise price and the fair market value of the shares on the date of exercise (or, in certain cases, the amount realized on sale, if that amount is less than the fair market value of the shares on the date of exercise) is taxable as ordinary income to the optionee and is deductible by the Company for federal income tax purposes.

         With respect to the exercise of either a non-qualified or an incentive stock option and the payment of the option price by the delivery of Common Shares, to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time. The tax basis of the shares received will be the same as the tax basis of the shares surrendered, and the holding period of the optionee in the shares received will include the holding period for the shares surrendered (except for purposes of the holding period requirement applicable to shares acquired upon the exercise of an incentive stock option).

         With respect to the exercise of a non-qualified stock option and the payment of the option price by the delivery of Common Shares, to the extent that the number of shares received exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time in an amount equal to the fair market value of the excess shares. The tax basis of the excess shares will be equal to the fair market value of those shares at the time of exercise, and the holding period of the optionee in the excess shares will begin on the date those shares are transferred to the optionee.

         With respect to the exercise of an incentive stock option and the payment of the option price by the delivery of Common Shares, to the extent that the number of shares received exceeds the number of shares surrendered, no taxable income will be realized by the optionee at that time, the excess shares will be considered incentive stock option stock with a zero basis, and the holding period of the optionee in such shares will begin on the date the excess shares are transferred to the optionee. If the shares surrendered were acquired through the exercise of an incentive stock option and the surrender takes place before satisfying the applicable holding period requirements for the surrendered shares, the optionee will realize ordinary income at that time as a result of the premature disposition of those shares in the amount described above. If any of the excess shares received in the exchange are thereafter transferred by the optionee, the optionee will be treated as having first disposed of the shares with a zero basis.

         The recipient of a grant of restricted stock will not realize taxable income and the Company will not be entitled to a deduction with respect to such grant on the date of the grant, unless the recipient makes a timely election under section 83(b) of the Code to be taxed at the time of grant. Assuming no such election is made, when the recipient either becomes entitled to freely transfer the stock or the restrictions lapse, the recipient will realize ordinary income in an amount equal to the excess of the fair market value of the stock on such date over the amount, if any, that the recipient paid for the stock. The Company will generally be entitled to a corresponding deduction.

         A participant who has been granted either performance units or stock units will not recognize taxable income at the time of grant. At the time the award is paid, a participant will realize ordinary income equal to the fair market value of the shares delivered or the amount of cash paid, and the Company will be entitled to a deduction in the same amount (special rules may apply in the case of directors and officers who are subject to Section 16(b) of the Exchange Act).

         Under certain circumstances, the acceleration of vesting or the payment of benefits under the 1993 Plan upon a Change of Control might result in all or a portion of such payments being deemed as "excess parachute payments" for purposes of Section 280G of the Code. To the extent it is so considered, the optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.


PROPOSED AMENDMENT TO THE PLAN

         As a result of prior grants of Stock Awards under the 1993 Plan, there were options on approximately 225,222 shares remaining at December 31, 1998. The Board of Directors has determined that this number is insufficient to maintain the 1993 Plan as an incentive device and has therefore adopted and proposed for shareholder approval an amendment to the 1993 Plan to increase the number of Common Shares covered by the 1993 Plan from 1,300,000 to 3,000,000 shares, thereby increasing the number of shares available for purchase to approximately 1,925,222.

         The Amendment will not revoke the options which have already been issued under the 1993 Plan. The currently outstanding options have exercise prices ranging from a low of $1.84 to a high of $13.00. At February 28, 1999, the closing price of the shares on the Nasdaq National Market System was $2.875.

         The approval of the Amendment and issuance of options under the amended 1993 Plan will give option holders an incentive to increase the value of the shares, will encourage officers and employees of the Company to purchase shares, and in so doing will enable the Company to attract and retain key employees upon whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends. The Amendment is being submitted for stockholder approval pursuant to Sections 162(m) and 422 of the Code.

         As of the date of this Proxy Statement, the Company has not determined the number of option grants, if any, that it will make following the approval of the Amendment to any of the Named Executive Officers, the current executive officers as a group, or all employees, including all current officers who are not executive officers, as a group. If and when the grants become effective, the exercise price per share will become exercisable as to 25% of the shares underlying such options on each anniversary of the grant, and the options will expire 10 years from the date of the grant. The Company intends to file an amendment to its registration statement on Form S-8 with respect to the additional shares to be offered with respect to the Amendment to the 1993 Plan.

         Approval of the Amendment requires the affirmative vote of a majority of the shares represented at the meeting. Proxies solicited by the Board of Directors will be voted in favor of adoption of the Amendment unless shareholders specify in their proxies a contrary choice.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares by all nominees for election as Directors, by all Directors, by all Named Executive Officers, by all Directors and Officers as a group, and by each person known to the Company to be a beneficial owner of five percent or more of the outstanding Common Shares at January 31, 1999. Unless indicated otherwise in the table, the business address for each person is c/o Roberds, Inc., 1100 East Central Avenue, Dayton, Ohio 45449-1888.

---------------------------------------------------------------------------------------------------------------
                                                                        SHARES BENEFICIALLY OWNED(1)
                                                               ------------------------------------------------
BENEFICIAL OWNER                                                 NUMBER                              PERCENT
---------------------------------------------------------------------------------------------------------------
Donald C. Wright(2)                                            1,495,670                                 24.3
433 Windsor Park Drive
Dayton, Ohio 45459

Howard W. Smith                                                  176,627                                  2.9
P.O. Box 390
Gray Hawk, Kentucky 40434

Billy D. Benton(3)                                                49,855                                  *

Robert M. Wilson(4)                                               38,364                                  *

Michael Van Autreve(5)                                            27,770                                  *

James F. Robeson(6)                                               21,099                                  *
5120 Bonham Road
Oxford, Ohio 45056

Gilbert P. Williamson(7)                                          11,589                                  *
2320 Kettering Tower
Dayton, Ohio 45423

Charles H. Palko(8)                                                5,000                                  *

Jerry L. Kirby(9)                                                  3,500                                  *
Fifth Third Centre
Dayton, Ohio 45402

C.E. Gunter(10)                                                    2,000                                  *
2008 Malvern Court
Raleigh, North Carolina 27615

Melvin H. Baskin                                                    None                                  *

All Directors and executive officers                           1,848,521                                 30
  as a group (17 persons)(11)

Deborah A. Fletcher(12)                                        1,324,401                                 21.5
5500 Terrace Creek
Dayton, Ohio  45459

Piedmont Capital Management Corporation(13)                      828,300                                 13.4
One James Center
Richmond, Virginia  23219

------------------------------------
* Less than one percent.

1 The persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.

2 Includes 650 shares held by Mr. Wright's spouse, for which Mr. Wright disclaims any beneficial ownership.

3    Includes 26,500 shares underlying options that are currently exercisable.

4 Includes 35,000 shares underlying options that are currently exercisable, and 1,000 shares held by Mr. Wilson as custodian for his minor son, over which Mr. Wilson has voting power and dispositive power, but as to which he disclaims beneficial ownership in all other respects.

5    Includes 15,000 shares underlying options that are currently exercisable.

6 Includes 3,500 shares held by Dr. Robeson's spouse for which Dr. Robeson disclaims any beneficial ownership, 9,500 shares underlying options that are currently exercisable, and 8,099 deemed common shares held in a deferred compensation Deemed Share Subaccount.

7 Includes 2,000 shares underlying options that are currently exercisable and 9,589 deemed common shares held in a deferred compensation Deemed Share Subaccount.

8    All 5,000 shares underlie options that are currently exercisable.

9 Includes 500 shares held by Mr. Kirby's spouse, for which Mr. Kirby disclaims any beneficial ownership, and 2,000 shares underlying options that are currently exercisable.

10   All 2,000 shares underlie options that are currently exercisable.

11 Includes 1,739,521 shares held directly and by attribution and 109,000 shares underlying options that are currently exercisable.

12 Includes 1,323,401 shares owned by the Kenneth W. Fletcher Trust dated December 18, 1998, of which Ms. Fletcher is the sole trustee.

13 Based on an amended Schedule 13G filed by the shareholder on February 11, 1999.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on the Company's review of Forms 3, 4 and 5 and certain written representations from Directors and executive officers that have been submitted to the Company with respect to the 1998 fiscal year, pursuant to Section 16(a) of the Exchange Act, it appears that no such person failed to file, on a timely basis, any reports required by that section, except Mr. Wayne P. McCollum, Chief Information Officer, who inadvertently failed to include 1,000 Common Shares beneficially owned by him on his initial filing on Form 3, but subsequently amended Form 3 to reflect such ownership, and Mr. James H. Scott, who was one month late reporting on Form 4 certain activity in his 401(k) and Employee Stock Purchase Plan accounts in February 1998, when he was Market President-Cincinnati.


                              INDEPENDENT AUDITORS

         The firm of Deloitte & Touche LLP has served as the independent auditors for the Company since 1987 including for the fiscal year ended December 31, 1998. The Company expects Deloitte & Touche LLP to so serve for the year ending December 31, 1999. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting of shareholders. This representative will be afforded an opportunity to make a statement at the meeting, if he so desires, and will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

         The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for next year's annual meeting of shareholders is November 21, 1999. The Regulations of the Company impose additional requirements affecting the submission of proposals by shareholders.


                                  OTHER MATTERS

         The management of the Company does not know of any matters which may properly be presented at the meeting other than as specifically set forth in the Notice of Annual Meeting. If any other matters come before the meeting or any adjournment thereof, the persons named in the accompanying form of Proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.


                                                 ROBERDS, INC., by

                                                 /s/ Robert M. Wilson
                                                 -------------------------------
                                                     ROBERT M. WILSON, Secretary

                                    EXHIBIT A


                                  ROBERDS, INC.

                        AMENDED 1993 STOCK INCENTIVE PLAN

                                NOVEMBER 1, 1996
                                 APRIL 30, 1999


1. PURPOSE. The purpose of this 1993 Stock Incentive Plan (the "Plan") is to advance the interests of Roberds, Inc. ("the Company") and its shareholders by offering to those employees of the Company and its subsidiaries who will be responsible for the long-term growth of the Company's earnings the opportunity to acquire or increase their equity interests in the Company or to enjoy performance-based stock and/or cash incentives, thereby achieving a greater commonality of interest between shareholders and employees, enhancing the Company's ability to retain and attract highly qualified employees and providing an additional incentive to such employees to achieve the Company's long-term business plans and objectives.

2. AWARD OPPORTUNITIES. Awards under the Plan may be granted in the form of (a) incentive stock options as provided in Section 412 of the Internal Revenue Code of 1986, as amended (the "Code"), (b) nonqualified stock options, (c) shares of common stock of the Company which are restricted and must be purchased by the employee ("Restricted Stock"), (d) stock appreciation rights ("SARs"), (e) limited stock appreciation rights ("LSARs"), (f) performance units, or (g) stock units (all of which shall hereinafter be collectively referred to as "Awards").

         Incentive and non-qualified stock options shall hereinafter be referred to individually as an "option" and collectively as "Options" in this Plan.

3. ADMINISTRATION.

         (A) COMMITTEE. The Plan shall be administered by the Company's Board of Directors (the "Board") or by a committee (the "Committee") of the Board, as determined from time to time by the Board. The Committee shall consist of no fewer than three directors of the Company who shall be appointed, from time to time, by the Board. At any time that the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), only directors who, at the time of service, qualify as "non-employee directors" within the meaning of Rule 16b-3 or its successor under the Exchange Act shall be members of the Committee. All references in this Plan to the Board shall be understood to refer either to the full Board or to the Committee, to the extent administration of the Plan has been delegated by the Board to the Committee.

         (B) AUTHORITY. The Board, or the Committee, to the extent the Board has delegated such authority to the Committee, shall have full and final authority with respect to the Plan (i) to interpret all provisions of the Plan consistent with law; (ii) to determine the employees who will receive Awards; (iii) to determine the frequency of grant of Awards;
         (iv) to determine the number and type of Options to be granted to each employee and the price at which they may be exercised; (v) to determine the number of shares of Restricted Stock to be granted to each employee and the purchase price of such shares; (vi) to specify the number of shares subject to each Option; (vii) to prescribe the form and terms of instruments evidencing any Award granted under the Plan; (viii) to determine when Options or SARs may be exercised or; (ix) to determine the term of the restricted period and other conditions applicable to Restricted Stock;

         (x) to adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (xi) to make all other determinations necessary or advisable for the administration of the Plan. The Board may, with the consent of the person or persons who has been granted an Award under the Plan, amend the instrument regarding such Award consistent with the provisions of the Plan.

         (C) INDEMNIFICATION. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith. The members of the Board and the Committee shall be indemnified by the Company for any acts or omissions in connection with the Plan to the full extent permitted by Ohio and Federal law.


4. ELIGIBILITY. Participation in the Plan shall be determined by the Board and shall be limited to employees of the Company and its subsidiaries.


5. STOCK SUBJECT TO PLAN. Subject to adjustments as provided in Section 12(A) hereof, the aggregate number of shares of common stock, without par value, of the Company ("Shares") as to which Awards may be granted under the Plan shall not exceed 1,300,000 3,000,000 Shares. Such Shares may be authorized but unissued Shares or treasury Shares.

         The Board shall maintain records showing the cumulative total of all Shares subject to Options outstanding, the number of Shares purchased as Restricted Stock and their applicable restricted period under this Plan and the number of Shares delivered in settlement of any other Award under the Plan.

         If an Option granted hereunder shall expire or terminate for any reason without having been fully exercised or if any Shares of Restricted Stock granted under this Plan is forfeited to the Company or if any Shares to be issued pursuant to an Award are not issued for any reason, then the Shares covered by the unexercised portion of such Option, the forfeited Restricted Stock Shares and the Shares not issued upon settlement of an Award shall be available for the purposes of this Plan. In addition, any Shares which are used as full or partial payment by a Participant of the exercise price upon exercise of an Option shall be available for Awards under the Plan as shall any Shares which are withheld in payment of tax withholding obligations of a Participant (as provided in Section 12 (F)).


6. OPTIONS.

         (A) ALLOTMENT OF SHARES. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to eligible employees at such times as it deems appropriate following adoption of the Plan by the Board, Options to purchase Shares, subject to approval of the Plan by the Company Shareholders.

                  Options may be allotted to participants in such amounts, subject to the limitations specified in this Section, as the Board, in its sole discretion, may from time to time determine.

         (B) OPTION PRICE. The price per Share at which each non-qualified or incentive stock option granted under the Plan may be exercised shall not, as to any particular option, be less than one hundred percent (100%) of the fair market value of a Share at the time such option is granted. In the case of a participant who owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary (as determined under Section 425(d) of the Code) at the time the incentive stock Option is granted, the Option price shall not be less than 110% of the fair market value of the Shares at the time the incentive stock option is granted. The foregoing rule shall not apply to a nonqualified stock option.

                  For purposes of Options granted hereunder, "fair market value" of a Share shall mean the average of the high and low prices reported in the consolidated reporting system (for exchange traded securities and last sale reported over-the-counter securities) or the average of the bid and asked prices (for other over-the-counter securities), on the date the Option is granted, or, if no such prices are available, the fair market value on such date of a Share as the Board shall determine. Unless another date is specified by the Board, the date on which the Board approves the granting of an Option shall be deemed the date on which the Option is granted.

         (C) OPTION PERIOD. An Option granted under the Plan shall terminate, and the right of the participant (or the participant's estate, personal representative, or beneficiary) to purchase Shares upon exercise of the Option shall expire, on the date determined by the Board at the time the Option is granted (the "Termination Date"). No incentive stock option shall be exercisable more than ten (10) years after the date on which it was granted, and no nonqualified stock option shall be exercisable more than ten (10) years and one (1) day after the date on which it was granted. In the case of a participant who owns stock representing more than ten percent (10%) of the total combined voting power of all classes of the Company's stock, no incentive stock option shall be exercisable more than five (5) years after the date on which it is granted.

         (D) EXERCISE OF OPTIONS.

                  (1)        By a Participant During Continuous Employment.

                             Unless otherwise determined by the Board at the time of grant, an Option will be exercisable in four (4) equal annual installments commencing on the first anniversary of the date the Option was granted and within the guidelines established by
                             Section 6(F) applicable to incentive stock options. In its discretion, the Board may at any time accelerate the exercisability of an Option. During the lifetime of a participant to whom an Option is granted, the Option may be exercised only by the participant or by the participant's attorney-in-fact or legal guardian as hereinafter provided (unless such exercise would disqualify an Option as an incentive stock option).

                             A participant who has been continuously employed by
                  the Company or a subsidiary since the date of Option grant is eligible to exercise all Options which are then exercisable up to the Termination Date of such Options and within the guidelines established by Section (F). The Board will decide in each case, subject to the limitations set forth in Section 422 of the Code applicable to incentive stock options, to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not for this purpose be deemed interruptions of continuous employment.

                  (2)        By a Former Employee.

                             A participant who terminates employment with the
                  Company and its subsidiaries for reasons other than retirement, permanent and total disability or death, must exercise all Options previously awarded on or prior to the date of his termination of employment (but no later than the Termination Date of the Options). The exercise of such Options must be within the guidelines established by Section 6(F). An Option may be exercised on or prior to the date of such termination of employment only for the number of Shares for which it could have been exercised at the time the participant terminated employment with the Company and its subsidiaries. The failure to exercise all Options by a participant on or prior to the date of his termination of employment will result in the forfeiture of all unexercised Options.

                  (3)      In Case of Retirement.

                           Upon retirement (as hereafter defined), the
                  non-qualified stock options of a participant must be exercised within three (3) years of such retirement and the incentive stock Options must be exercised within three (3) months of such retirement and within the guidelines established by
                  Section 6(F) (but no later than the Termination Date of such Option). For purposes of the Plan, "retirement" shall mean that the participant on the date of termination of employment has attained age 60 with 10 years of continuous employment with the Company and its subsidiaries. If the participant should die within the three (3) year or three (3) month period following retirement, as applicable, the provisions contained in Section 6(D), Paragraph 5 hereof shall apply. The exercisability of all Options granted to such a Participant shall be accelerated and the Options shall become immediately exercisable without regard to the number of Shares for which it otherwise could have been exercised on the date of retirement.

                  (4)      In Case of Permanent and Total Disability.

                           If a participant who was granted an Option terminates
                  employment with the Company and its subsidiaries because of permanent and total disability and is eligible for benefits under the Company disability plan, or successor plan, upon termination of employment, all non-qualified stock Options previously awarded must be exercised within three (3) years of such termination of employment and all incentive stock Options must be exercised within one (1) year of such termination of employment subject to the guidelines established by Section 6
                  (F) (but no later than the Termination Date of such Option). If the participant should die during such three (3) year or one (1) year period, as applicable, the provisions contained in Section 6(D), Paragraph 5 hereof shall apply. The exercisability of all Options granted to such a Participant shall be accelerated and the Options shall become immediately exercisable without regard to the number of Shares for which it could otherwise have been exercised on the date of termination of employment.

                  (5)      In Case of Death.

                           If a participant who was granted an Option dies while
                  employed by the Company or a subsidiary, or during the three
                  (3) year or three (3) month period following retirement or during the three (3) year or one (1) year period following termination of employment due to permanent and total disability, as applicable, all Options previously awarded must be exercised no later than the Termination Date of such Option by the participant's estate, or by a person who acquired the right to exercise the Option by bequest or inheritance and within the guidelines established by Section 6(F). The exercisability of all Options granted to such a Participant shall be accelerated and the Options shall become immediately exercisable without regard to the number of Shares for which it otherwise could have been exercised on the date of death.

                  (6)      Termination of Options.

                           An Option granted under the Plan shall be considered
                  terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan, it can no longer be exercised for Shares originally subject to the Option.

         (E) MANNER OF EXERCISE AND PAYMENT.

                  (1)      Exercise

                           Each option granted under this Plan shall be deemed
                  exercised to the extent that the participant shall deliver to the Company written notice of the number of full Shares with respect to which the Option is being exercised. The participant shall at the same time tender to the Company payment in full for the Shares for which the Option is exercised, which may be in cash or, subject to Section 6(E), Paragraph 2 hereof, in previously issued Shares or partly in cash and partly in Shares, and shall comply with such other reasonable requirements as the Board may establish, pursuant to Section 12(D) of the Plan. These provisions shall not preclude exercise of an Option, or payment for Shares, by any other proper legal method specifically approved by the Board.

                           No person, estate or other entity shall have any of
                  the rights of a shareholder with reference to Shares subject to an Option until a certificate for the Shares has been delivered.

                           An Option granted under this Plan may be exercised
                  for any lesser number of whole Shares than the full amount for which it could then be exercised, provided, however, that the Board may require, in the agreement evidencing an Option, any partial exercise to be with respect to a specified minimum number of Shares. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan for the remaining Shares subject to the Option.

                  (2)      Payment in Shares

                           The value of Shares delivered for payment of the
                  exercise price shall be the fair market value of the Shares determined as provided in Section 6(B) on the date the Option is exercised. If certificates representing Shares are used to pay all or part of the exercise price of an Option, separate certificates shall be delivered to the Company representing the number of Shares so used, and an additional certificate or certificates shall be delivered representing the additional Shares to which the Option holder is entitled as a result of exercise of the Option. Notwithstanding the foregoing and the provisions of Section 6(E), paragraph (1), the Board, in its sole discretion, may refuse to accept Shares delivered for payment of the exercise price, in which event any certificates representing Shares that were actually received by the Company with the written notice of exercise shall be returned to the person exercising such Option together with notice by the Company of the refusal of the Company to accept such Shares.

                           In the event Shares are delivered for payment of the
                  option price as herein provided, then, at the discretion of the Board, the participant may be granted an Option to purchase a number of Shares equal to the number of Shares delivered in payment of the exercise price, with an exercise price equal to the current fair market value of such Shares, and with a term of such Option extending to the expiration date of the Option which was exercised with respect to which Shares were delivered as payment of all or a portion of the exercise price.

                  (3)      Loans

                           The Company may make loans to such holders of Options
                  as the Board, in its discretion, may determine (including a holder who is a director or officer of the Company) in connection with the exercise of Options granted under the Plan; provided, however, that the Board shall not authorize the making of any loan where the possession of such discretion or the making of such a loan would result in a "modification" (as defined in Section 425 of the Code) of any incentive stock option. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Board shall determine at the time the loan is made which are not inconsistent with the Plan. Such loans shall bear interest at such rates as the Board shall determine from time to time, which rates shall be the then current market rates. In no event may any such loan exceed the fair market value, at the date of exercise, of the Shares covered by the Option, or portion thereof, exercised by the holder. No loan shall have an initial term exceeding five years, but any such loan may be renewable at the discretion of the Board. At the time a loan is made, Shares having a fair market value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan. Every loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

                  (4)      Award of Cash or Shares in Lieu of Exercise

                           The Board may elect, in lieu of accepting payment of
                  the option price and delivering any or all Shares as to which an Option has been exercised, to pay the holder of such Option an amount in cash or Shares, or a combination of cash and Shares, equal to the amount by which the fair market value (determined as provided in Section 6(B)) on the date of exercise of the Shares as to which such Option has been exercised exceeds the option price that would otherwise be payable by the holder of such Option for such Shares. The Board may also permit a Participant to simultaneously exercise an Option and sell the Shares acquired upon exercise, pursuant to a brokerage arrangement, approved in advance by the Board, and use the proceeds from such a sale as payment of the option price of such Shares.

                  (5)      Persons Subject to Section 16 of the Exchange Act

                           Participants who are subject to Section 16 of the
                  Exchange Act are hereby advised that reliance on Rule 16b-3 may require that any equity security of the Company acquired upon exercise of an option by such person be held at least until the date six months after the date of grant of the option.

         (F) LIMITATIONS ON EXERCISE. In the case of Options intended to be incentive stock options, the aggregate fair market value, determined as of the date of grant, of the Shares as to which such Options are exercisable for the first time by a participant shall be limited to $100,000 per calendar year.

                  Non-qualified stock options may be exercised by a participant without regard to the foregoing limitation.


7.       STOCK APPRECIATION RIGHTS.

         (A) GRANTING OF STOCK APPRECIATION RIGHTS. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to eligible employees at such times as it deems appropriate following adoption of the Plan by the Board, Stock Appreciation Rights, subject to approval of the Plan by the Company Shareholders.

         (B) STOCK APPRECIATION RIGHTS.A Stock Appreciation Right is a right to receive the following amount of appreciation -- an amount equal to the excess of the fair market value of a Share on the exercise date over the fair market value of a Share on the date of grant of the Stock Appreciation Right, multiplied by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised.

         (C) TERMS OF GRANTS. A Stock Appreciation Right may be granted in tandem with, in addition to or completely independent of an Option or any other Award under the Plan.

         (D) MANNER OF EXERCISE. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Board, and a Stock Appreciation Right shall be exercisable as provided by the Board on the date of grant. The Board may also provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates. Notwithstanding the foregoing, all Stock Appreciation Rights shall be automatically exercised as of the end of the month in which the participant's employment terminates due to death, permanent and total disability or retirement.


         (E) FORM OF PAYMENT. Payment upon exercise of a Stock Appreciation Right may be made in cash or in Shares, or any combination thereof, as the Board shall determine; provided, however, that any

         Stock Appreciation Right exercised upon or subsequent to the occurrence of a Change of Control (as defined in Section 12(B)) shall be paid in cash.

         (F) PERSONS SUBJECT TO SECTION 16 OF THE EXCHANGE ACT. Participants who are subject to Section 16 of the Exchange Act are hereby advised that, unless the date of exercise of a Stock Appreciation Right is automatic or fixed in advance under this Plan and is outside the control of the Participant, reliance on Rule 16b-3 with respect to cash settlements of Stock Appreciation Rights requires that (1) the Company on a regular basis publicly releases for publication quarterly and annual summary statements of sales and earnings and (2) exercises of Stock Appreciation Rights resulting in full or partial cash settlements must occur only during the period beginning with the third business day and ending on the twelfth business day following release of such information.


8. LIMITED STOCK APPRECIATION RIGHTS

         (A) GRANTING OF LIMITED STOCK APPRECIATION RIGHTS. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to officers at such times as it deems appropriate following adoption of the Plan by the Board, subject to approval of the Plan by the Company Shareholders, rights to receive cash to Officers who are Option holders equal to the fair market value of a Share of stock on the exercise date over the exercise price of the related option ("Limited Stock Appreciation Rights") which rights, however, are conditioned upon and may be exercised only if each of the following three conditions are satisfied:

                  (1) The Company has equity securities registered under the Exchange Act;

                  (2) The option holder is an Officer subject to Section 16(b) of the Exchange Act; and

                  (3) There has been an event of Change of Control as defined in
                   Section 12(B).

                  Such Limited Stock Appreciation Rights shall be evidenced by agreements in such form and containing such additional terms not inconsistent with the Plan as the Board shall from time to time approve.

         (B) TERMS OF GRANTS. Each Limited Stock Appreciation Right shall relate to a specific Option under the Plan. The number of Limited Stock Appreciation Rights granted to a Participant shall be no more than the number of Shares that the Participant is entitled to receive pursuant to the related Option. The number of Limited Stock Appreciation Rights held by a Participant shall be reduced by:

                           (i) the number of Limited Stock Appreciation Rights exercised for cash under the Stock Appreciation Rights agreement; and

                           (ii) the number of Shares of stock purchased by such participant pursuant to the related Option.

         (C) MANNER OF EXERCISE. In no event shall a Limited Stock Appreciation Right be exercisable within the first six (6) months after the date of the grant. If an event of Change of Control occurs and is outside the control of the Participant, all Limited Stock Appreciation Rights held by such Participant (other than any Limited Stock Appreciation Rights granted within the prior six months or in response to the event of Change of Control) shall be automatically exercised as of the date of the Change of Control without any election by the Participant. Determination of whether the Change of Control is within the control of the Participant shall be made based upon the interpretations by the Securities and Exchange Commission or its staff as then available and in effect. If the event of Change of Control is outside the control of the Participant, then the Limited Stock Appreciation Rights held by such Participant shall become immediately exercisable but shall not be automatically exercised. A Participant described in the immediately preceding sentence may exercise Limited Stock Appreciation Rights by giving written notice of such exercise to the

         Company, and the date upon which such notice is received by the Company shall be the exercise date for the Limited Stock Appreciation Right. See Section 7 (F). All Limited Stock Appreciation Rights shall be automatically exercised as of the end of the month in which the Participant's employment terminates due to death, permanent and total disability or retirement.

         (D) APPRECIATION AVAILABLE. Each Limited Stock Appreciation Right shall entitle a Participant to the following amount of appreciation -- the excess of the fair market value of a Share on the exercise date over the option price of the related Option. The total appreciation available to a Participant from any exercise of Limited Stock Appreciation Rights shall be equal to the number of Limited Stock Appreciation Rights being exercised, multiplied by the amount of appreciation per Right determined under the preceding sentence.

         (E) PAYMENT OF APPRECIATION. The total appreciation available to the Participant from an exercise of Limited Stock Appreciation Rights shall be paid to the Participant in cash. The amount thereof shall be the amount of appreciation determined under Paragraph D above. Payment shall be made within 10 days of the exercise of the Limited Stock Appreciation Rights.

         (F) LIMITATIONS UNDER EXERCISE OF LIMITED STOCK APPRECIATION RIGHTS. A Participant may exercise a Limited Stock Appreciation Right for cash, only after a Change of Control and only in conjunction with the Option to which the Limited Stock Appreciation Right relates. Limited Stock Appreciation Rights may be exercised only by such persons as may exercise the related Options under the Plan. Adjustment to the number of Shares in the Plan and the price per Share pursuant to Section 12
         (A) shall also be made in a similar manner to any Limited Stock Appreciation Rights held by each Participant.

9. RESTRICTED STOCK.

         (A) GRANTING OF RESTRICTED STOCK. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to eligible employees at such times as it deems appropriate following adoption of the Plan by the Board, the right to purchase Shares of Restricted Stock, subject to approval of the Plan by the Company Shareholders.

         (B) RESTRICTED STOCK PRICE. The price at which Restricted Stock may be purchased by a Participant under the Plan shall be determined by the Board and shall not be less than the fair market value of a Share. Fair market value shall be determined as provided in Section 6(B) hereof. The purchase price per Share as to any particular Restricted Stock grant shall also be known as the "Initial Price Per Share."

         (C) TERMS OF RESTRICTED STOCK.At the time of a Restricted Stock grant, the Board shall establish a period of time (the "Restricted Period") applicable to the Restricted Stock, which shall not be more than ten
         (10) years from the date of grant. Each grant of Restricted Stock may have a different Restricted Period. The Board may in its sole discretion, at the time of the grant of Restricted Stock is made, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse of termination of restrictions upon the satisfaction of other conditions with respect to all or any portion of the Restricted Stock. The Board may also, in its sole discretion, at any time shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Shares of Restricted Stock.

                  Unless another date is specified, the date on which the Board approves the grant of Restricted Stock shall be deemed the date on which the Restricted Stock is granted.

                  In order for a Participant to exercise his right to purchase Shares of Restricted Stock under a grant (unless that payment date is further extended by the Board), within thirty (30) days after the date of grant, such Participant shall execute, retroactive to the date of such grant, an agreement reflecting the number of Shares he is purchasing and the conditions imposed upon the purchase of such Shares as determined by the Board.

                  As payment for the purchase price of the Restricted Stock, the Participant may tender to the Company payment in cash, in previously issued Shares (taken at their fair market value on the date the Restricted Stock is granted determined as provided in Section 6(B)) or partly in cash and partly in previously issued Shares and shall comply with such other reasonable requirements as the Board may establish, pursuant to this Section 9(C). Notwithstanding the foregoing, the Board, in its sole discretion, may refuse to accept Shares in payment of the purchase price.

                  A stock certificate representing the number of Shares of Restricted Stock granted to and purchased by a Participant shall be registered in the Participant's name but shall be held in custody by the Company for the Participant's account. The Participant shall have the rights and privileges of a shareholder as to such Shares of Restricted Stock, including the right to vote such Shares, except that
         (i) the Participant shall not be entitled to delivery of the certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, (ii) none of the Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Board, and (iii) all of the Restricted Stock shall be forfeited and all rights of the Participant to such Restricted Stock Shares shall terminate without further obligation on the part of the Company (except for the obligation of the Company to purchase the Restricted Stock from the Participant at the Initial Price Per Share) in the event the Participant has not remained in the continuous employment of the Company or a subsidiary until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board applicable to such Restricted Stock. The Board shall decide in each case to what extent leaves of absence for government or military service, illness, temporary disability or other reasons shall not, for this purpose, be deemed interruption of continuous employment. If the Participant's continuous employment should be terminated because of death, permanent and total disability or retirement, the provisions contained in Section 9(D) shall apply.

                  At the discretion of the Board, cash and stock dividends may be either currently paid or withheld by the Company for the Participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board.

                  Each Certificate evidencing Shares of Restricted Stock shall be inscribed with a legend substantially as follows:

                  "The Shares of common stock of Roberds, Inc. evidenced by this certificate are subject to the terms and restrictions of the Roberds, Inc. 1993 Stock Incentive Plan. Such Shares are subject to forfeiture or cancellation under the terms of said Plan and shall not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which is available from Roberds, Inc. upon request."

                  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board or at such earlier time as provided for in Section 9(D), the restrictions applicable to the Restricted Stock Shares shall lapse and a stock certificate for the number of Restricted Stock Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional Shares but will pay, in lieu thereof, the fair market value (determined in accordance with Section 6(B) as of the date the restrictions lapse) of such fractional Shares to the Participant or the Participant's beneficiary or estate, as the case may be.


         (D) TERMINATION OF EMPLOYMENT.All rights to the Restricted Stock Shares shall be forfeited if the Participant terminates employment with the Company and its subsidiaries for any reason except for death, permanent and total disability or retirement prior to the expiration of the restrictions on such Shares and such forfeited Shares shall be purchased by the Company at the Initial Price Per Share within a reason-able time period established by the Board. Any attempt to dispose of any such Shares in contravention of the foregoing restrictions shall be null and void and without effect.

                  If a Participant who has been in the continuous employ of the Company or a subsidiary since the date on which the Restricted Stock was granted dies, becomes permanently and totally disabled or retires while in such employment and prior to the lapse of the restrictions on the Restricted Stock, all such restrictions shall lapse and cease to be effective as of the end of the month in which the Participant's employment terminates due to death, permanent and total disability or retirement.

         (E) PERSONS SUBJECT TO SECTION 16 OF THE EXCHANGE ACT. Participants who are subject to Section 16 of the Exchange Act are hereby advised that reliance on Rule 16b-3 may require that any equity security of the Company acquired upon exercise of Restricted Stock by such person be held at least until the date six months after the date of grant of the Restricted Stock.

10. PERFORMANCE UNITS.

         (A) GRANTING PERFORMANCE UNITS. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to eligible employees at such times as it deems appropriate following adoption of the Plan by the Board, Performance Units, subject to approval of the Plan by the Company Shareholders. Each Performance Unit shall represent the right of a Participant to receive an amount equal to a Payment Value, which Payment Value shall be determined by the Board and shall be based upon the performance of the Participant, the Company, or a division of the Company over a Performance Period or such other measure of performance as may be determined by the Board. A Participant to whom an award of Performance Units has been made shall not be required to provide any consideration for a Performance Unit other than the rendering of services or the payment of any minimum amount required by applicable law, unless otherwise determined by the Board. Each Performance Unit granted under the Plan shall be evidenced by a written Performance Unit Agreement between the Company and the Participant. The Performance Unit Agreement shall be in such form and shall contain such terms and conditions as the Board shall determine.

         (B) TERMS OF GRANTS. The Performance Period for each Performance Unit granted under the Plan shall be of such duration as the Board shall establish at the time of the award. The performance criteria for each Performance Unit awarded under the Plan shall be determined by the Board. More than one award of Performance Units may be granted to any individual Participant under the Plan, and the terms and conditions of Performance Units, such as the Performance Periods and performance criteria, may differ. If during a Performance Period there should occur, in the opinion of the Board, significant changes in economic conditions or in the nature of the operations of the Company which the Board did not foresee in establishing the performance criteria for such Performance Period, and which in the Board's sole judgment, have, or are expected to have, a substantial effect on the Participant's or the Company's ability to meet the performance criteria, the Board may revise the performance criteria formerly determined by it in such a manner as the Board, in its sole judgment, may deem appropriate.

         (C) TERMINATION OF EMPLOYMENT.A grant of Performance Units to a Participant shall be forfeited if the Participant terminates employment with the Company and its subsidiaries, during the Performance Period, except for death, permanent and total disability or retirement prior to the expiration of the Performance Period.

                  If a Participant who has been in the continuous employ of the Company or a subsidiary since the date on which the Performance Unit was granted dies, becomes permanently and totally disabled or retires while in such employment and prior to the expiration of the Performance Period, all Performance Units shall be deemed to be earned in such amount as of the end of the month in which the Participant's employment terminates due to death, permanent and total disability or retirement as provided in the Performance Unit Agreement at the time of grant.

         (D) MANNER OF SETTLEMENT. The Payment Value of a Performance Unit shall be paid to a Participant in cash, in Shares, or in a combination of cash and Shares as determined by the Board in its sole discretion. The Payment Value of a Performance Unit shall be paid to the Participant on such date following the conclusion of the Performance Period as the Board shall designate at the time of grant.

         (E) All other terms and conditions of a grant of Performance Units shall be determined by the Board.

         (F) PERSONS SUBJECT TO SECTION 16 OF THE EXCHANGE ACT. Participants who are subject to Section 16 of the Exchange Act are hereby advised that the Staff of the Securities and Exchange Commission has taken the position that rights similar to Performance Units may be considered Stock Appreciation Rights for purposes of Section 16, depending upon the performance criteria for the particular Performance Units. See
         Section 7(F).

11. STOCK UNITS

         (A) GRANTING STOCK UNITS. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to eligible employees at such times as it deems appropriate following adoption of the Plan by the Board, either alone or in addition to other Awards made under the Plan, units that are valued in whole or in part by reference to or otherwise based on Shares ("Stock Units"), subject to the approval of the Plan by the Company Shareholders. Each Stock Unit granted under this Plan shall be evidenced by a written Stock Unit Agreement between the Company and the Participant. The Stock Unit Agreement shall be in such form and shall contain such terms and conditions as the Board may determine.

         (B) TERMS OF GRANTS. The Board shall determine the Participants to whom Stock Units are to be granted, the times at which such awards are to be made, the number of Shares to be granted pursuant to such awards and all other terms and conditions regarding such awards. More than one Stock Unit Award may be granted to an individual Participant under the Plan, and the terms and conditions of Stock Unit Awards may differ. A Participant to whom an award of Shares has been made pursuant to a Stock Unit Award shall not be required to provide any consideration for the Shares, other than the rendering of services or the payment of any minimum amount required by applicable law, unless otherwise determined by the Board.

         (C) TERMINATION OF EMPLOYMENT.All rights to Stock Units shall be forfeited if the Participant terminates employment with the Company and its subsidiaries for any reason except for death, permanent and total disability or retirement prior to the expiration of the applicable measurement period for such Stock Units.

                  If a Participant who has been in the continuous employ of the Company or a subsidiary since the date on which the Stock Unit was granted dies, becomes permanently and totally disabled or retires while in such employment and prior to the expiration of the measurement period for such Stock Unit, the Stock Unit shall be deemed to be earned in such amount as of the end of the month in which the participant's employment terminates due to death, permanent and total disability or retirement as provided in the Stock Unit Agreement at the time of grant.

         (D) MANNER OF SETTLEMENT. The amount due a Participant for Stock Units which were granted may be paid in case in Shares, or in a combination of cash and Shares, as determined by the Board in its sole discretion.

         (E) All other terms and conditions of a grant of Stock Units shall be determined by the Board.

         (F) PERSONS SUBJECT TO SECTION 16 OF THE EXCHANGE ACT. Participants who are subject to Section 16 of the Exchange Act are hereby advised that the Staff of the Securities and Exchange Commission has taken the position that rights similar to Stock Units may be considered Stock Appreciation Rights for purposes of Section 16, depending upon the performance criteria for the particular Stock Unit. See Section 7(F).

12. OTHER PROVISIONS

         (A) ADJUSTMENT OF SHARES. In the event that the outstanding Shares are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of Shares, or issuance or exercise of warrants or rights, the Board shall make an appropriate and equitable adjustment in the number and kind of Shares subject to outstanding Awards, or portions thereof then unexercised, and the number and kind of Shares subject to the Plan to the end that after such event the Shares subject to the Plan and the Participant's right to a proportionate interest in the Company shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Award shall be made without change in the total price applicable to the Award or the unexercised portion of any Award (except for any change in the total price resulting from rounding off Share quantities or prices) and with any necessary corresponding adjustment in option price per Share. Any such adjustment made by the Board shall be final and binding upon all Participants, the Company and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner so as not to constitute a "modification" within the meaning of Section 425(h)(3) of the Code. The Board, in its sole discretion may at any time make or provide for such adjustments to the Plan or any Award granted thereunder as it shall deem appropriate to prevent the reduction or enlargement of rights, including adjustments in the event of changes in the outstanding common stock by reason of mergers, consolidations, combinations, exchanges of Shares, separations, reorganizations, liquidations, issuance or exercise of warrants or rights and the like in which the Company is not the sole surviving successor to the assets or business of the Company immediately prior thereto. In the event of any offer to holders of common stock generally relating to the acquisition of their Shares, the Board may make such adjustments as it deems equitable in respect of outstanding Awards. Any such determination of the Board shall be conclusive.

         (B) CHANGE OF CONTROL. In the event the Company experiences a Change of Control (as hereafter defined), all Options shall become exercisable immediately prior to the Change of Control, provided that any portion of such Option which is an incentive stock option shall be exercisable up to the maximum amount allowed by Section 6(F) applicable to incentive stock options and the balance shall become a non-qualified stock option, all Restricted Stock restrictions shall lapse immediately prior to such event, all Limited Stock Appreciation Rights and Stock Appreciation Rights shall become exercisable immediately prior to the Change of Control and all grants of Performance Units and Stock Units shall be deemed to have been fully earned immediately prior to the Change of Control, subject to the limitation that any Award which has been outstanding less than six (6) months on the date of Change of Control shall not be afforded such treatment.

                  For purposes of these provisions, the term "Persons" shall mean any individual, firm, corporation, partnership, joint venture, association, trust, or other entity and any "Affiliate" or "Associate" thereof (as such terms are defined in Rule 12b-2 promulgated under the 1934 Act).

                  For purposes of this Plan, the term "Change of Control" of the Company shall mean and shall be deemed to have occurred if:

                  (a) The "acquisition" after the date hereof by any "Person" (as such term is defined below) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), as in effect on the date hereof) of any securities of the Company which generally entitles the holder thereof to vote generally for the election of directors of the Company (the "Voting Securities") which, when added to the Voting

                  Securities then "Beneficially Owned" by such person, would result in such Person "Beneficially Owning" twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided. however, that for purposes of this paragraph (a), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (i) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all shareholders of the class of such Voting Securities are treated on a pro rata basis; (ii) is generally engaged in the business of underwriting securities and acquires the Voting Securities ("Underwriting Securities") (x) pursuant to the terms of an underwriting agreement (an "Underwriting Agreement") to which the Company and such underwriter are parties and which Underwriting Agreement is on terms customarily used by that underwriter for primary or secondary public offerings of equity securities or (y) pursuant to stabilizing transactions to facilitate a distribution contemplated by an Underwriting Agreement in accordance with Rule 10b-7 promulgated under the 1934 Act; or
                  (z) to cover over allotments created in connection with a distribution of Voting Securities pursuant to an Underwriting Agreement; (iii) acquires the Voting Securities directly from the Company; (iv) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of Shares Beneficially Owned by such Person; (v) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary") or (vi) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (c) below); or

                  (b) The individuals who, as of July 31, 1993, are members of the Board of Directors of the Company (the "Incumbent Board"), cease for any reason (other than a voluntary resignation by any such member) to constitute at least two-thirds of the Board of Directors of the Company; PROVIDED, HOWEVER, that if either the election of any new director or the nomination for election of any new director by the Company's shareholders was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; PROVIDED, FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act as in effect on the date hereof) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c) Approval of shareholders of the Company of:

                           (1) A merger, consolidation or reorganization
                  involving the Company (a "Business Combination"), unless

                                    (i) the shareholders of the Company,
                  immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least 75% of the combined voting power for the election of directors generally of the outstanding securities of the Corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

                                    (ii) the individuals who were members of the
                  Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least two-thirds of the members of the Board of Directors of the Surviving Corporation, and

                                    (iii) no Person (other than the Company or
                  any Subsidiary, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) upon confirmation of the

                  Business Combination is the Beneficial Owner of twenty percent (20%) or more of the combined voting power for the election of directors generally of the Surviving Corporation's then outstanding securities (a transaction described in clauses (i) through (iii) shall be referred to as a "Non-Control Transaction");

                  (2) A complete liquidation or dissolution of the Company; or

                  (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                  Voting Securities acquired by a Person that is not deemed to constitute an "acquisition" of such Voting Securities by such Person by reason of either of the proviso to paragraph (a) above shall, except in the case of Underwriting Securities nevertheless be deemed to be Beneficially Owned by such Person for purposes of determining whether the "acquisition" of any additional Voting Securities by such Person (which subsequent "acquisition" is not covered by either proviso to paragraph (a) and, therefore, is considered to be an "acquisition" of Voting Securities for purposes of paragraph (a)) would result in such Person exceeding the twenty percent (20%) or more threshold or the more than 30% threshold, as the case may be, established therein.

                  Notwithstanding the foregoing, a change shall not be deemed to occur solely because twenty (20%) or more of the then outstanding Voting Securities is Beneficially Owned by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Subsidiary or (ii) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; furthermore, if an employee's employment is terminated and the employee reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change Control and who effectuates a Change of Control or (ii) otherwise occurred in connection with, or in anticipation of, a Change Control which actually occurs, then for all purposes hereof, a Changed Control shall be deemed to have occurred and the date of a Change of Control with respect to the employment shall mean the date immediately prior to the date of such termination of employment.

         (C) NON-TRANSFERABILITY. No Award granted to a Participant under this Plan shall be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, provided that transfer pursuant to a qualified domestic relations order shall not be permitted with respect to incentive stock options or in circumstances where such transfer would cause a lapse of restriction for purposes of Section 83 of the Code. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Award other than as permitted in the preceding sentence shall give no right to the purported transferee.

         (D) COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES. No Option shall be exercisable and no Shares shall be delivered in settlement of any Award and no unrestricted Shares shall be issued for Restricted Stock under this Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with the rules of all domestic stock exchanges on which the Company's Shares may be listed. Any Share certificate issued to evidence Shares for which an Award is exercised or with respect to which Restricted Stock restrictions lapse, shall bear such legends and statements as the Board deems advisable in order to assure compliance with Federal and state laws and regulations. No Award shall be exercisable and no Shares shall be delivered and no Shares shall be issued for Restricted Stock under this Plan until the Company has obtained consent or approval from such regulatory bodies, Federal or state, having jurisdiction over such matters as the Board may deem advisable.

                  In the case of the exercise of an Award by a person or estate acquiring the right to exercise such Award by bequest or inheritance or in the case of a person or estate acquiring by bequest or inheritance the right to receive Shares for Restricted Stock because of the lapse of the restrictions, the right to the Payment Value of a Performance Unit, or the right to receive settlement of a Stock Unit, the Board may require reasonable evidence as to the ownership of the Award, and may require such consents and releases of taxing authorities as it may deem advisable.

         (E) NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or a subsidiary or shall in any way affect the right and power of the Company or a subsidiary to terminate the employment of any participant under the Plan at any time with or without assigning a reason therefor.

         (F) TAX WITHHOLDING. The Board shall have the right to deduct from any settlement of an Award, including without limitation the delivery or vesting of Shares, made under the Plan any Federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take any such other action as may be necessary in the opinion of the Board to satisfy all obligations for payment of such taxes. If Shares which would otherwise be delivered in settlement of the Award are used to satisfy tax withholding, such Shares shall be valued based on their Fair Market Value determined in accordance with section 6(B) when the tax withholding is required to be made. Participants who are subject to Section 16 of the Exchange Act are hereby advised that pursuant to Rule 16b-3 thereunder the use of Shares to satisfy tax withholding will be treated as the exercise of a Stock Appreciation Right. See Section 7(F).

         (G) AMENDMENT AND TERMINATION.The Board may at any time suspend, amend or terminate the Plan, and, without limiting the foregoing, the Board shall have the express authority to amend the Plan from time to time, with or without approval by the shareholders, in the manner and to the extent that the Board believes is necessary or appropriate in order to cause the Plan to conform to provisions of Rule 16b-3 under the Exchange Act and any other rules under Section 16 of the Exchange Act, as any of such rules may be amended, supplemented or superseded from time to time. Except for adjustments made in accordance with Section 12(A), the Board may not, without the consent of the grantee of the Award, alter or impair any Award previously granted under the Plan. No Award may be granted during any suspension of the Plan or after termination thereof.

                  In addition to Board approval of an amendment, if the amendment would: (i) materially increase the benefits accruing to Participants; (ii) increase the number of Shares deliverable under the Plan (other than in accordance with the provisions of Section 12(A) or, (iii) materially modify the requirements as to eligibility for participation in the Plan, then such amendment shall be approved by the holders of a majority of the Company's outstanding capital stock represented and entitled to vote at a meeting held for the purpose of approving such amendment to the extent required by Rule 16b-3 of the Exchange Act.

         (H) EFFECTIVE DATE OF THE PLAN. This Plan was adopted by the Board on September 24, 1993 and by the Shareholders on September 24, 1993. The Plan shall become effective on the date the Registration Statement filed by the Company under the Securities Act of 1933 becomes effective with respect to Shares to be issued pursuant to the Plan. Awards may be granted under this Plan prior to the date the Plan becomes effective, but all such Awards shall be subject to the Plan becoming effective, as provided above.

         (I) DURATION OF THE PLAN. Unless previously terminated by the Board, this Plan shall terminate at the close of business on September 23, 2003, and no Award shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

         (J) USE OF CERTAIN TERMS. The terms "parent" and "subsidiary" shall have the meanings ascribed to them in Section 425 of the Code and unless the context otherwise requires, the other terms defined in
         Section 421, 422 and 425, inclusive, of the Code and regulations and revenue rulings applicable thereto, shall have the meanings attributed to them therein.

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                                 ROBERDS, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 1999

    The undersigned hereby constitutes and appoints Melvin H. Baskin and Robert
M. Wilson, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the annual meeting of shareholders of ROBERDS, INC. to be held at the Dayton Marriott Hotel, 1414 South Patterson Boulevard, Dayton, Ohio 45409 on April 30, 1999 at 11:00 a.m., Eastern Daylight Savings Time, and at any adjournments thereof, on all matters coming before said meeting.

1. The election as directors of all nominees listed below, except as indicated to the contrary.
             Melvin H. Baskin, Robert M. Wilson and James F. Robeson
          [ ] FOR ALL NOMINEES LISTED ABOVE            [ ] VOTE WITHHELD
           For all of the nominees above, except vote withheld from the following nominee(s):

       --------------------------------------------------------------------

       --------------------------------------------------------------------

2. Proposal to amend the Roberds, Inc. 1993 Stock Incentive Plan.

                [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                          (CONTINUED ON REVERSE SIDE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         (CONTINUED FROM REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE.

Please sign exactly as name appears below.

                                            When shares are held as joint
                                            tenants, both should sign. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by President or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                                            Dated                         , 1999
                                                 -------------------------

                                            ------------------------------------
                                               Print Name of Shareholder

                                            ------------------------------------
                                                       Signature

                                            ------------------------------------
                                               Print Shareholder Name if held
                                                        jointly

                                            ------------------------------------
                                                  Signature if held jointly

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.